                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 12, 2003


                                RENT-WAY, INC.
            (Exact name of registrant as specified in its charter)



            Pennsylvania                             0-22026                  25-1407782
          (State or other                   (Commission File Number)        (IRS Employer
          jurisdiction of                                                 Identification No.)
           incorporation)

  One RentWay Place, Erie, Pennsylvania                                         16505
(Address of principal executive offices)                                      (Zip Code)


        Registrant's telephone number, including area code (814) 455-5378


                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 9.     REGULATION FD DISCLOSURE

      The information contained in this Current Report on Form 8-K and attached as Exhibit 99 hereto is being furnished pursuant to Item 9 and pursuant to
      Item 12 of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

      This information (including the exhibit) is not "filed" pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated and may not be incorporated by reference in any filing thereunder or under the Securities Act of 1933, as amended, except as expressly set forth in such a filing.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RENT-WAY, INC.

Date:  May 12, 2003               By: /s/ William A. McDonnell
                                      ------------------------
                                      William A. McDonnell
                                      Vice President and Chief Financial Officer


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